EXHIBIT 10.22
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                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (this "Agreement") is made and entered into as of September 2, 1999, by and between United International Properties, Inc., a Colorado corporation ("United"), and Mark L. Schneider, an individual residing in London, England ("Borrower").

                                     RECITAL

A. Borrower is a director of United and a managing director and the chief executive officer of United Pan-Europe Communications N.V., a Dutch corporation and a subsidiary of United ("UPC").

B.   Borrower  has  purchased  residential  property  located  at 14  Collingham
     Gardens, London, England SW5 0HS (the "Property"), as his personal residence in London.

C. In connection with the purchase of the Property, Borrower required additional financing of up to US$1,200,000.00 and United made a loan to Borrower on September 2, 1999, in the principal amount of US$723,356.37 (the "Loan"), on the terms and conditions set forth herein, in order to fund a portion of the purchase price.

D. Borrower has financed a portion of the purchase price with loans in the original principal amount of (pound)3,200,000 and (pound)800,000, respectively (the "FleetBoston Loans"), from FleetBoston Financial (Guernsey) Limited (f.k.a. BankBoston Guernsey Limited, "FleetBoston"). One of the FleetBoston Loans is secured by a first charge in favour of FleetBoston on the Property. The documents governing, evidencing and securing the FleetBoston Loans are referred to herein as, the "Bank Documents".

E. This Agreement evidences and confirms the terms and conditions on which United made the Loan to Borrower.

     NOW, THEREFORE, the parties hereto hereby agree as follows:


                                    Article I
                          AMOUNT AND TERMS OF THE LOAN

1.1 LOAN. The principal amount of the Loan is Seven Hundred Twenty-three Thousand Three Hundred Fifty-six Dollars and Thirty-seven Cents (US$723,356.37). The Loan is evidenced by a Promissory Note of even date herewith (the "Note"). The Note has been executed and delivered to United in connection with the execution and delivery of this Agreement.

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1.2  INTEREST.  The principal  balance of the Loan outstanding from time to time shall bear interest at the annual rate of nine percent (9%), calculated on the basis of a year of 360 days and actual number of days elapsed, from September 2, 1999, until and through the date the principal of the Loan is paid in full.

1.3 INTEREST PAYMENTS. Borrower shall pay interest on the Loan in arrears in immediately available funds on the last day of each month commencing September 30, 1999, and at maturity. Pursuant to an agreement among United, UPC and Borrower, UPC pays Borrower an expat allowance in the amount of (pound)5,633 per month. Borrower hereby agrees that such allowance shall be paid to United and applied by United toward the payment of interest on the Loan as the same becomes due from time to time. Borrower shall instruct UPC in writing to make such payments to United.

1.4 MATURITY DATE. The outstanding principal amount of the Loan, together with all accrued and unpaid interest thereon, shall be due and payable on the earlier of the following: (a) the date on which Borrower sells or transfers any legal or beneficial interest in the Property; (b) the date on which Borrower is no longer an employee of United, UPC or any affiliate thereof; or (c) the date on which an Event of Default (as defined below) has occurred.

1.5  SECURITY.

     (a)  The Loan shall be secured by (i) a second  mortgage  on the  Property,
          (ii) contractual rights entitling United to require Borrower to exercise vested stock options with positive value, as designated by United from time to time, that Borrower holds from time to time in United, UPC, chello broadband N.V. or any of their affiliates, (iii) a security interest in any shares of such stock that Borrower acquires and (iv) a security interest in any of the proceeds from the sale of any such shares of stock. The documents from time to time effecting and documenting the foregoing security are referred to herein as, the "Security Documents";

     (b) Borrower agrees to use his best efforts to obtain, and to co-operate and assist United in obtaining, the consent of FleetBoston, the holder of the first charge on the Property, to allow United to place a second mortgage on the Property. Borrower agrees United may contact FleetBoston directly concerning its consent to the second mortgage. Upon receipt of such consent, Borrower will immediately execute the documents necessary to effect and document such mortgage.

     (c) Other than as stated in this Section 1.5, the Loan shall be non-recourse to Borrower or any other assets of Borrower.

1.6 PREPAYMENTS. Borrower may prepay the outstanding and unpaid amount of the Loan in whole or in part at any time without premium or penalty.

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1.7  TAXES.  All  payments  made under  this  Agreement  to United  will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental changes of whatever nature. Borrower shall promptly pay any stamp duty or other charges payable in connection with the Loan or any of the documents evidencing or governing the Loan, and he shall indemnify and hold United harmless from all such taxes, duties, assessments and governmental changes of whatever nature.


                                   Article II
                         REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents and warrants to United, as of the date of this Agreement and the date on which Borrower executes this Agreement, as follows:

2.1 AUTHORITY. Borrower is an individual who has full power and authority to enter into this Agreement, the Note and the Security Documents (collectively, the "Loan Documents"), to perform his obligations under the Loan Documents and to consummate the transactions contemplated thereby.

2.2 ENFORCEABILITY. The Loan Documents are, or when executed and delivered by Borrower will be, legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent enforcement may be limited by applicable bankruptcy, insolvency, reorganization and other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding may be brought.

2.3 NO CONFLICT. The execution and delivery by Borrower of the Loan Documents and consummation of all the transactions contemplated thereby do not and will not conflict with, or be in contravention of, any law, order, rule or regulation applicable to Borrower or any agreement or instrument to which Borrower is a party or by which Borrower is bound or affected.

2.4 OTHER AGREEMENTS. Borrower is not a party to any indenture, loan or credit agreement or to any lease or other agreement or instrument that could have a material adverse effect on the ability of Borrower to carry out his obligations under the Loan Documents. Borrower is not in default in any material respect in the performance, observance, or fulfilment of any of the obligations, covenants, or conditions contained in the Loan Documents or the Bank Documents.



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2.5      TITLE, ETC. Title to and legal and beneficial ownership in the Property and to the contract rights, shares of stock and proceeds referred to in
         Section 1.5 above (collectively, the "Collateral"), is (or will be with respect to Collateral hereafter acquired) vested solely in Borrower free and clear of all liens, encumbrances and other claims whatsoever, except for the first charge on the Property created by the Bank Documents and except as granted by the Loan Documents. Borrower has made no contract or arrangement of any kind the performance of which by another party could give rise to a lien or security interest in the Collateral other than the first charge on the Property created by the Bank Documents.

2.6 USE OF FUNDS. Borrower has used the proceeds from the Loan solely towards the purchase price of the Property.


                                   Article III
                              COVENANTS OF BORROWER

     Borrower covenants that until such time as all of the obligations under the Loan Documents are indefeasibly paid or satisfied (except that, in respect of Section 3.5, Borrower's obligations shall survive the payment of all amounts due under the Loan Documents in the event such payment precedes the sale of the Property):

3.1 VALUE OF THE COLLATERAL. Borrower shall not cause or suffer to be caused any act whereby the value of any of the Collateral might be, in United's reasonable opinion, materially and adversely lessened.

3.2 MAINTENANCE OF PROPERTY. Borrower shall pay all operating and routine maintenance costs of the Property, including but not limited to utilities, maid, taxes, telephone, furnishings (including furnishings owned by United), decorating costs, required repairs and landscaping.

3.3 PAYMENT OF TAXES, ETC. Borrower shall duly and punctually pay and discharge all taxes, assessments and other charges imposed upon the Collateral prior to the date when the same shall become delinquent and shall duly and punctually pay the principal and interest on all Borrower's debt obligations that are secured by the Collateral.

3.4 SALE OF PROPERTY. If Borrower sells or transfers any legal or beneficial interest in the Property, Borrower shall notify United at least 30 days prior to the closing on such sale or transfer, and Borrower shall cause the proceeds from such sale to be applied as follows: (a) first, to the payment in full of all amounts due under the Bank Documents, (b) second, to the payment of all amounts due under the Loan Documents, (c) third, to reimburse Borrower for any additional principal payments made under the Bank Documents, and (d) finally, with respect to all remaining proceeds, to United.

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3.5  INDEMNIFICATION. Borrower shall indemnify, defend and hold harmless United, its officers, directors and affiliates, and its and their successors and assigns (the "Indemnified Parties") from, against and in respect of any
     damages,   claims,   losses,   charges,    actions,   suits,   proceedings,
     deficiencies,   interest,  penalties  and  reasonable  costs  and  expenses
     (including  but not limited to reasonable  attorneys'  fees and expenses of
     investigating,   preparing  and  defending   against  or  prosecuting   any
     litigation or claim indemnified against under this Agreement) imposed on, sustained, incurred, or suffered by or asserted against any of the Indemnified Parties, directly or indirectly relating to or arising out of the failure of any representation or warranty made herein by Borrower to be true and correct in all material respects on the date of this Agreement and any breach by Borrower of any of his covenants herein, or otherwise relating to or arising out of the Loan Documents.

3.6 COSTS, EXPENSES AND OTHER CHARGES. Borrower shall pay on demand all costs and expenses of United, and fees and disbursements of counsel (including allocated costs of internal counsel), in connection with the preparation of the Loan Documents; any Event of Default; the enforcement or attempted enforcement of, and preservation of any rights under, the Loan Documents; any out-of-court workout or other refinancing or restructuring or any bankruptcy case relating to Borrower or the Collateral; and the presentation of and realization upon any of the Collateral, including any losses, costs and expenses sustained by United as a result of any failure by Borrower to perform his obligations contained in the Loan Documents.

3.7 BANK DOCUMENTS. Borrower shall timely observe and perform all of his obligations under the Bank Documents.

3.8 NEGATIVE COVENANTS. Borrower shall not incur, assume, or become liable with respect to any indebtedness on the Collateral other than indebtedness incurred pursuant to the terms of the Bank Documents or pursuant to the terms of this Agreement, and Borrower shall not create or incur any mortgage, pledge, lien, charge or encumbrance on, or security interest in, the Collateral, except as contemplated by the Bank Documents and the Loan Documents.

3.9 ADDITIONAL CONDITIONS. Prior to or simultaneous with the execution of this Agreement, Borrower shall:

     (a) furnish to United a true and correct copy of the Bank Documents and all other documents related thereto;

     (b) execute and deliver to United, in form and substance satisfactory to United, the Security Documents (excluding the documents with relation to the second charge on the Property, which documents shall be delivered as soon as practical after the date of this Agreement); and


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


     (c) execute and deliver to UPC, in form and substance satisfactory to United, a letter authorizing United to withhold Borrower's foreign housing and expense allowance as payment of interest on the loan.


                                   Article IV
                                EVENTS OF DEFAULT

4.1 EVENTS OF DEFAULT. If any of the following events (each such event being and referred to herein as an "Event of Default") occurs:

     (a) Borrower fails to pay the principal of or interest on the Loan when the same becomes due and payable;

     (b) any representation or warranty made or deemed made by Borrower in any of the Loan Documents proves to have been false, incorrect, incomplete or misleading in any material respect on the date made or deemed made;

     (c) Borrower fails to perform or observe any covenant under Article III of this Agreement or fails in any material respect to perform or observe any other term, covenant, or agreement contained in this Agreement or any other of the Loan Documents;

     (d) Borrower (i) fails to make any payment of any principal of, or interest on, the FleetBoston Loans or any other indebtedness (other than the Loan) in an aggregate principal amount outstanding of US$50,000 or more when due or such indebtedness becomes due by declaration or otherwise prior to the date it would otherwise have become due, or (ii) fails to perform or observe any term, covenant or condition on his part to be performed or observed under any agreement or instrument relating to any such indebtedness when required to be performed or observed if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared due and payable, or required to be prepaid (other than by a regularly scheduled prepayment), prior to the stated maturity thereof;

     (e) Borrower becomes bankrupt or insolvent or any bankruptcy, insolvency or analogous proceedings are commenced by or against Borrower;

     (f) any of the Security Documents at any time after their execution and delivery and for any reason cease to create a valid and perfected second charge on the Property or a valid and perfected security interest in the remaining Collateral; or


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

     (g) a circumstance or event occurs that would or is reasonably likely to have a material adverse effect on the ability of Borrower to perform all or any of his respective obligations under or otherwise comply with the terms of this Agreement or any of the other Loan Documents;

     then, United may, by written notice to Borrower, declare the principal of and interest due under the Loan to be forthwith due and payable, upon which the principal and interest due under the Loan shall immediately become forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower.

4.2 REMEDIES. If one or more Events of Default occurs, United may proceed to protect and enforce its rights by an action at law, in equity or any other appropriate proceeding against Borrower, including but not limited to taking possession of and protecting the Collateral. No delay on the part of United in exercising any rights shall operate as a waiver thereof or otherwise prejudice its rights. No right conferred hereunder upon United shall be exclusive of any other rights referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4.3 UNITED NOT RESPONSIBLE. Whether or not United elects to employ any or all of the remedies available to it upon an occurrence of an Event of Default, United shall not be liable for and assumes no responsibility for the
     Collateral and United shall not be liable for the performance, non-performance or delay in performance of any obligation of Borrower or for the failure to protect or insure the Collateral or for the payment of any cost or expense incurred in connection therewith. Nothing herein shall be construed as establishing a relationship between United and any other party, except the lender-borrower relationship between United and Borrower. United shall owe no duty to any person by reason of this Agreement to protect the Collateral nor shall United be under any duty to apply any undispersed portion of the Loan to claims arising out of any of the foregoing or to exercise any of its rights of powers hereunder.

                                    Article V
                                  MISCELLANEOUS

5.1 AMENDMENT; WAIVER. This Agreement may not be altered or amended except by the written agreement of the United and Borrower. No provision of this Agreement or right of United hereunder can be waived nor can Borrower be released from his obligations hereunder except by a writing duly executed by United.


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5.2  NOTICES. All notices,  demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, by telefacsimile transmission to such party at the telecopy number set forth for such party below, or by depositing the same with Federal Express or other reputable private international courier service for next business day delivery to the intended addressee at the address set forth below or at such other address or telecopy number as need be designated by such party as herein provided, addressed as follows:

     If to Borrower:     Mark L. Schneider
                         UPC Services Ltd.
                         12 Stanhope Gate
                         London W1Y 5LB
                         (O) 44 20 7518 7980
                         (F) 44 20 7518 7981

     If to United:       United International Properties, Inc.
                         4643 South Ulster Street
                         13th Floor
                         Denver, CO 80237
                         Attn:  Chairman
                         Copy:  Legal Department
                         (O) 303-220-6629
                         (F) 303-773-6313

     All notices, demands and requests shall be effective upon such personal delivery or upon confirmation of delivery by telefacsimile transmission or three business days after being deposited with the private courier service. Rejection or other refusal to accept or the inability to deliver because of change of address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent.

5.3 SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

5.4 ENTIRE AGREEMENT. This Agreement and the other Loan Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

5.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, USA.



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5.6  JURISDICTION.  Borrower hereby consents to the jurisdiction of any state or federal court sitting in Denver, Colorado, USA, for purposes of all legal proceedings brought under or arising out of this Agreement, and irrevocably waives, to the fullest extent permitted by law, any claim or defense that such forum is not convenient or proper. Notwithstanding the preceding sentence, United retains the right to bring any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Agreement in any court that has jurisdiction over the parties or subject matter.

5.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts or counterpart signature pages with each party executing the counterpart on a different copy of the Agreement, each of which when so executed shall be an original, but all of which together shall constitute one and the same instrument.

5.8 TIME OF THE ESSENCE. Time is of the essence in regard to the various rights and obligations contained in any of the Loan Documents.

5.9 FURTHER ASSURANCES. From time to time and at any time, upon United's request, Borrower shall take all such further actions and shall execute and deliver all such further documents as United reasonably deems necessary or proper to effect the purposes and intents of this Agreement and the other Loan Documents.

5.10 NOT ASSIGNABLE. This Agreement may not be assigned by Borrower without the prior written consent of United. Any such assignment without consent shall be void, and shall constitute a default hereunder. Subject to the foregoing restriction, this Agreement shall inure to the benefit of United, its successors and assigns and bind Borrower, his heirs and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                     UNITED:

                                     United International Properties, Inc.


                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                     BORROWER:


                                     /s/ Mark L. Schneider
                                     -------------------------------------------
                                     Mark L. Schneider




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